Net interest expense	12 Months Ended
Dec. 31, 2013
Net interest expense

6    Net interest expense

(in millions of Canadian dollars)	2013	2012	2011

Interest cost	$296	$294	$266
Interest capitalized to Properties	(13)	(15)	(11)

Interest expense	283	279	255
Interest income	(5)	(3)	(3)

Net interest expense	$278	$276	$252

Interest expense includes interest on capital leases of $19 million for the year ended December 31, 2013 (2012 – $19 million; 2011 – $19 million).